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                                                                    Exhibit 10.1

                                                               EXECUTION VERSION


                                FIFTH AMENDMENT

     FIFTH AMENDMENT, dated as of March 31, 2003 (this "Amendment"), to the Credit Agreement referred to below made by and among Belden & Blake Corporation, an Ohio corporation (the "Borrower"), each subsidiary of the Borrower listed as a "Guarantor" on signature pages hereto (each a "Guarantor" and collectively, the "Guarantors" and together with the Borrowers, each a "Loan Party" and collectively, the "Loan Parties"), Ableco Finance LLC, a Delaware limited liability company ("Ableco"), in its capacity as administrative agent and collateral agent on behalf of the Lenders referred to below, and Foothill Capital Corporation, a California corporation ("Foothill"), in its capacity as funding agent on behalf of the Lenders referred to below.


                              W I T N E S S E T H:

     WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of August 23, 2000 (such agreement, as amended, restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Guarantors and each of the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Ableco in its capacity as the collateral agent and administrative agent for the Lenders (in such capacity, the "Collateral Agent" and the "Administrative Agent", respectively), and Foothill in its capacity as funding agent for the Lenders (in such capacity, the "Funding Agent", and, together with the Collateral Agent and Administrative Agent, each an "Agent" and collectively, the "Agents"), the Lenders have agreed to make certain revolving loans, which includes a subfacility for the issuance of Letters of Credit (as defined in the Credit Agreement), and term loans to the Borrower; and

     WHEREAS, the Borrower has requested that the Lenders, and the Lenders have agreed to, (a) increase the L/C Subfacility (as defined in the Credit Agreement) from $40,000,000 to $55,000,000 and (b) permit the Borrower to pledge cash or Cash Equivalents (as defined in the Credit Agreement) to secure obligations under its Commodity Hedging Agreements in an amount not to exceed $10,000,000 at any time.

     NOW, THEREFORE, in consideration of the premises and agreements herein, the parties hereto hereby agree as follows:

     1. Definitions. All terms used herein that are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.

     2. Amendments.

          (a) The definition of "L/C Subfacility" set forth in subsection 1.1 of the Credit Agreement is hereby amended by deleting the amount "$40,000,000" and substituting in lieu thereof the amount "$55,000,000".



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          (b) Subsection 8.3 of the Credit Agreement is hereby amended by (i)
deleting after the semicolon at the end of clause (m) the word "and"; (ii) deleting at the end of clause (n) the period and adding the phrase ";and"; and
(iii) adding immediately after clause (n) the following new clause (o):

          "(o) Liens on cash or Cash Equivalents pledged to secure obligations of the Borrower under Commodity Hedging Agreements required to be entered into pursuant to subsection 7.19; provided, that the aggregate amount of such cash and Cash Equivalents subject to such Liens shall not exceed $10,000,000 at any time."

     3. Conditions to Effectiveness. The effectiveness of this Amendment (the date of such effectiveness, the "Amendment Effective Date") is subject to the condition precedent that:

          (a) this Amendment shall have been duly executed by a Responsible Officer of the Borrower and each Guarantor and the Agents and the Lenders, original counterparts of which shall have been delivered to the Administrative Agent;

          (b) each of the representations and warranties made by each Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

          (c) no Default or Event of Default shall have occurred and be continuing on such date or after giving effect to this Amendment;

          (d) the Administrative Agent shall have received, for the ratable benefit of the Lenders, a non-refundable amendment fee in an amount equal to $25,000, which fee is earned in full by the Lenders and may be charged to the Loan Account; and

          (e) all other legal matters incident to this Amendment shall be satisfactory to the Administrative Agent and its counsel.

     4. Ratification. Except as otherwise expressly provided herein, each Loan Party confirms and agrees that (a) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date on which this Amendment is effective all references in any such Loan Document to "the Credit Agreement", "thereto", "thereof", "thereunder", or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (b) to the extent that any such Loan Document purports to assign or pledge to the Administrative Agent, or to grant to the Administrative Agent a security interest in or lien on, any collateral as security for its obligations from time to time existing in respect of the Loan Documents, such pledge, assignment and/or grant of a security interest or lien is hereby ratified


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and confirmed in all respects as security for all of its obligations, whether now existing or hereafter arising. This Amendment does not and shall not affect any Obligation or Guarantee Obligation (as the case may be), other than as expressly provided herein, of any Loan Party under or arising from the Credit Agreement or any other Loan Document, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     5. Expenses. The Borrower hereby agrees to pay to the Agents upon demand the amount of any and all fees, costs and expenses, including the reasonable fees, disbursements and other client charges of the Agents' counsel, which the Agents may incur in connection with this Amendment, the amounts of which the Borrower agrees may be charged to the Loan Account.

     6. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same waiver.

     7. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed within such state.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                        AGENT AND LENDERS:

                                        ABLECO FINANCE LLC, as Collateral Agent,
                                          Administrative Agent and Lender, for
                                          itself and on behalf of its affiliate
                                          assigns

                                        By: /s/ Kevin Genda
                                           -------------------------------------
                                           Title: Senior Vice President


                                        FOOTHILL CAPITAL CORPORATION, as
                                          Funding Agent and Lender

                                        By: /s/ Joseph P. Massaroni
                                           -------------------------------------
                                           Title: Vice President


                                        FOOTHILL INCOME TRUST, L.P., as Lender,
                                          By: FIT GP, LLC, its general partner

                                            By: /s/ Dennis R. Archer
                                               ---------------------------------
                                               Title: Managing Member


                                        BORROWER:

                                        BELDEN & BLAKE CORPORATION

                                        By: /s/ Robert W. Peshek
                                           -------------------------------------
                                           Title: Chief Financial Officer
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                                        GUARANTORS:

                                        THE CANTON OIL & GAS COMPANY

                                        By: /s/ Robert W. Peshek
                                            ------------------------------------
                                            Title: Chief Financial Officer


                                        WARD LAKE DRILLING, INC.

                                        By: /s/ James L. Goist
                                            ------------------------------------
                                            Title: Treasurer